Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
20.
Commitments and Contingencies

Commitments

As of December 31, 2025, the Group had neither significant financial nor capital commitment.

Contingencies

As of December 31, 2025, the Group was a party to an arbitration proceeding as detailed described in Notes 8 and 9. In connection with this matter, as of December 31, 2025, the Group had recognized a provision of RMB17.6 million (approximately US$2.5 million) for outstanding principal, accrued interest, and default interest accrued up to the balance sheet date, and had restricted cash of RMB16.9 million (approximately US$2.4 million) due to asset preservation measures on certain bank accounts. The Group concludes that the ultimate outcome of this arbitration could not have a material adverse effect on the Group's results of operations, consolidated financial condition, or cash flows.